UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2023

New Frontier Energy, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-50472	84-1530098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5764 North Orange Blossom Trail, PMB6000, Orlando, Florida	32810
(Address of Principal Executive Offices)	(Zip Code)

(929) 251-4907

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is filed, on a voluntary basis, by New Frontier Energy, Inc., a Colorado corporation (the “Company”), in light of the following:

On October 11, 2011, the Company filed a Form 15 with the SEC and, since such date, has filed periodic reports as Alternative Reporting Standard (ARS) company on the OTC Markets platform.

As an ARS company, the Company was required to apply for approval of a change in control (the “Change Application”) that occurred with respect to the Company in September 2022.

The Change Application was denied by OTC Markets and the Company was locked out of OTC Markets’ report filing portal, OTCIQ.com.

While the Company believes the denial of the Change Application was not appropriate, there appears to the Company no relief within the framework of the OTC Markets system.

Due to the lock-out from the OTC Markets disclosure filing portal, the Company has been unable to file necessary disclosure documents with OTC Markets, including, without limitation, a form entitled “Supplemental Disclosure– Change in Shell Status,” pursuant to which the Company would report its having emerged from being a “shell company.”

Rule 405 and Rule 12b-2 define a “shell company” as an issuer that has: (1) no or nominal operations; and (2) either: (i) no or nominal assets; (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets.

As described below, the Company ceased being a “shell company” in September 2022.

Due to the OTC Markets lock-out, the filing of this Current Report on Form 8-K, on a voluntary basis, is the only means by which the Company is able to notify its shareholders and other market participants that the Company is no longer a “shell company” as defined by Rule 405 of the Securities Act of 1933, as amended (“Rule 405”) and Rule 12b-2 of the Securities Exchange Act of 1934 (“Rule 12b-2”).

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Item 1.01. Entry into a Material Definitive Agreement.

Effective March 23, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) with the owners (the “CareOne Owners”) of CareOne, LLC, a Utah limited liability company (“CareOne”). Pursuant to the SPA, the Company was to issue a total of 200,000,000 shares of its common stock to acquire 100% of the outstanding interests in CareOne. In addition, the SPA grants the CareOne Owners certain rights of rescission, as follows: (1) should OTC Markets Group fail to change the Company’s status from “Shell” to “Shell Risk” or higher designation, the CareOne owners have the right to rescind the SPA; (2) should the Company’s common stock be downgraded to the “Expert Market” at any time during the twelve months following the closing of the SPA, the CareOne owners have the right to rescind the SPA; and (3) should the Company fail to have filed a Form 10 Registration Statement with the SEC prior to July 31, 2023, the CareOne owners have the right to rescind the SPA. The closing of the SPA occurred on March 24, 2023.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein.

Section 5.06. Change in Shell Company Status.

Status Change. As of the quarterly report for the period ended August 31, 2022, the Company showed no revenues and minimal operating expenses, primarily attributed to general and administrative costs. The Company believes that its financial statements for the period ended August 31, 2022, represented those of a “shell company.”

R.A.M.S. In September 2022, the Company entered the oil shale extraction industry, with its business centered around a technology known as Resonance And Micronization System (R.A.M.S.) which it has sublicensed, on an exclusive basis, from United Energy Corp. (OTC: UNRG), with the consent of the master license holder.

Since such date, and due to policies implemented by the current administration, the Company has struggled to obtain sufficient capital with which to exploit the R.A.M.S. technology. However, it continues these efforts, and remains engaged in its R.A.M.S.-related business activities as it seeks capital for this important business opportunity.

Upon commencement of its R.A.M.S.-related efforts, the Company ceased being a “shell company.”

CareOne. Effective March 23, 2023, the Company acquired Care One, LLC, a Utah limited liability company (“CareOne”), a financial services company that offers debt resolution solutions to individuals struggling with debt that operates as “CareOne Debt Relief.”

At December 31, 2022, Care One had cash of $12,000 (unaudited) and, for the year ended December 31, 2022, CareOne generated revenues of $600,000 (unaudited).

3

Business Operations.

R.A.M.S. In September 2022, the Company entered the oil shale extraction industry, with its business centered around a technology known as Resonance And Micronization System (R.A.M.S.) which it has sublicensed, on an exclusive basis, from United Energy Corp. (OTC: UNRG), with the consent of the master license holder. Since such date, the Company has lacked sufficient capital with which to exploit the R.A.M.S. technology. However, it continues to be engaged in its business activities as it seeks capital for this business opportunities.

The micronized R.A.M.S. technology is able to remove from shale rock either pollutants or kerogen, the coveted precursor to crude oil, in seconds and minutes versus hours and days. It reduces levels of emissions and toxic materials many times over that of conventional processes.

In the energy industry, separating raw oil shale and kerogen, the crude oil precursor, is of particular interest. Resonance disintegration technology is considered “clean removal.” It is performed before the retorting, or heating process, and retains the natural composition without activating toxic elements. This results in a purer product and greater yield of shale oil over conventional methods.

Until recently, removing oil from shale rock relied on crushing, pulverizing, and grinding milling processes using high-impact machines. In contrast, the resonance disintegration technology causes materials to be liberated from within, maintaining the integrity of the original material while protecting nearby groundwater.

Kerogen Capture. Although oil shale itself does not contain oil, it possesses the precursor to crude oil – an organic material called kerogen. The goal is to remove the kerogen. When kerogen is heated it can be converted to synthetic crude oil and other derivatives. Using this technology, the kerogen is shattered from within the shale matrix instead of being ground or crushed.

The fine particles enable the coveted separation of the oil from the mineral solids. Because only the kerogen is heated and not the solid particles, the amount of energy expended in the retorting process is drastically reduced from conventional methods. Another economic benefit.

Conventional oil shale mining requires a process called retorting. This involves heating organic shale to about 900 degrees F after which it decomposes into gas, a solid residue, and condensable oil. If this process takes place while the shale is still in the ground, it is known as “in situ” mining. This necessitates an explosive to create injectable spaces or voids, hydraulic pressure, and an injection of hot fluids. The downsides of this method are low efficiency rates of recovery, collapsing surfaces, and the potential for groundwater contamination.

Another method of processing oil shale is called, “ex situ” mining. During this method, oil shale is first extracted from the Earth by surface or through underground mining. Once above ground, the rock is crushed, and then retorted to release the shale oil. This method is able to recover up to 90% of the oil shale reserves. After the complex procedure of pulverizing the ore, the oil and organic materials are finally separated during the heating process.

When complete, the remaining solid material is 20 – 30% greater in bulk than initially. Most of the retorted shale can be disposed of in the original mine, but the remaining increased volume will need to be trucked to other disposal sites. As a result, both the environment and operating costs are negatively affected.

Cleaner, Purer, Cheaper, A New Frontier. However, using R.A.M.S. for that same mine, by separating the kerogen before the retorting process, the oil yield is much higher from the concentrated kerogen. Also, expansion of the mineral matter does not occur and it could be returned in whole to the site from where it was mined. The need for above ground disposal would be eliminated, reducing operating costs while benefitting the environment.

4

Generative pulsating resonances break down, or disintegrate, biomass materials near their natural fracture sites. Particles are reduced to submicronic or granular size, in under a second in many cases, via vortex-generated shearing forces and shock waves.

No physical contact is needed, and costs are significantly reduced compared to conventional processes. The technology will work on hundreds of materials. Each material has a unique frequency for the best results of disintegration. Currently most of those materials are destroyed by conventional pulverization methods.

CareOne. Effective March 23, 2023, the Company acquired Care One, LLC, a Utah limited liability company (CareOne), a financial services company that offers debt resolution solutions to individuals struggling with debt that operates as “CareOne Debt Relief.” CareOne’s website is located a www.careonecredit.com.

CareOne Debt Relief A free consultation is provided to evaluate each client’s financial situation and create a customized plan to help them reduce their debt and achieve financial stability. CareOne offers a range of resources and tools to help clients manage their finances and make informed decisions about their debt. CareOne does not charge its clients for its services; CareOne derives its revenues from third-parties with whom it works to assist their struggling clients.

Debt Consolidation, Debt Settlement, Debt Relief Planning Services

Our founder Bernie Dancel has been in debt, just like you. He actually filed for bankruptcy in his early 20s.

This experience made him want to help others get out of debt and drove him to found CareOne. He started by taking phone calls from people who were in debt and not sure what to do next. He would sit at his kitchen table at odd hours, and help people from all over look at their budgets and decide on the right next step.

CareOne is different because we’ve been there. We know what being in debt feels like, and we’re here to help you take this challenge head on. Our providers have helped over 5 million people, and we want to help you too.

OTC Markets Prescribed Disclosure Form. In light of the Company’s having been locked out of the OTC Markets filing portal, the following sets forth information concerning the Company’s change in shell status, in the form prescribed by OTC Markets:

NEW FRONTIER ENERGY, INC.

(a Nevada corporation)

(OTC Pink: NFEI)

Supplemental Information — March 24, 2023

CHANGE OF “SHELL COMPANY” STATUS

Background

New Frontier Energy, Inc., a Colorado corporation (the “Company” or “NFEI”), is filing this Supplemental Information Disclosure Statement to notify shareholders that the Company is no longer a “shell company” as defined by Rule 405 of the Securities Act of 1933, as amended (“Rule 405”) and Rule 12b-2 of the Securities Exchange Act of 1934 (“Rule 12b-2”).

Rule 405 and Rule 12b-2 define a “shell company” as an issuer that has: (1) no or nominal operations; and (2) either: (i) no or nominal assets; (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets.

5

Change in Shell Status

Status Change. As of the quarterly report for the period ended August 31, 2022, the Company showed no revenues and minimal operating expenses, primarily attributed to general and administrative costs. The Company believes that its financial statements for the period ended August 31, 2022, represented those of a “shell company.”

R.A.M.S. In September 2022, the Company entered the oil shale extraction industry, with its business centered around a technology known as Resonance And Micronization System (R.A.M.S.) which it has sublicensed, on an exclusive basis, from United Energy Corp. (OTC: UNRG), with the consent of the master license holder.

Since such date, and due to policies implemented by the current administration, the Company has struggled to obtain sufficient capital with which to exploit the R.A.M.S. technology. However, it continues these efforts, and remains engaged in its R.A.M.S.-related business activities as it seeks capital for this important business opportunity.

Upon commencement of its R.A.M.S.-related efforts, the Company ceased being a “shell company.”

CareOne. Effective March 23, 2023, the Company acquired Care One, LLC, a Utah limited liability company (“CareOne”), a financial services company that offers debt resolution solutions to individuals struggling with debt that operates as “CareOne Debt Relief.”

At December 31, 2022, Care One had cash of $12,000 (unaudited) and, for the year ended December 31, 2022, CareOne generated revenues of $600,000 (unaudited).

Business Operations.

R.A.M.S. In September 2022, the Company entered the oil shale extraction industry, with its business centered around a technology known as Resonance And Micronization System (R.A.M.S.) which it has sublicensed, on an exclusive basis, from United Energy Corp. (OTC: UNRG), with the consent of the master license holder. Since such date, the Company has lacked sufficient capital with which to exploit the R.A.M.S. technology. However, it continues to be engaged in its business activities as it seeks capital for this business opportunities.

The micronized R.A.M.S. technology is able to remove from shale rock either pollutants or kerogen, the coveted precursor to crude oil, in seconds and minutes versus hours and days. It reduces levels of emissions and toxic materials many times over that of conventional processes.

In the energy industry, separating raw oil shale and kerogen, the crude oil precursor, is of particular interest. Resonance disintegration technology is considered “clean removal.” It is performed before the retorting, or heating process, and retains the natural composition without activating toxic elements. This results in a purer product and greater yield of shale oil over conventional methods.

Until recently, removing oil from shale rock relied on crushing, pulverizing, and grinding milling processes using high-impact machines. In contrast, the resonance disintegration technology causes materials to be liberated from within, maintaining the integrity of the original material while protecting nearby groundwater.

6

Kerogen Capture. Although oil shale itself does not contain oil, it possesses the precursor to crude oil – an organic material called kerogen. The goal is to remove the kerogen. When kerogen is heated it can be converted to synthetic crude oil and other derivatives. Using this technology, the kerogen is shattered from within the shale matrix instead of being ground or crushed.

The fine particles enable the coveted separation of the oil from the mineral solids. Because only the kerogen is heated and not the solid particles, the amount of energy expended in the retorting process is drastically reduced from conventional methods. Another economic benefit.

Conventional oil shale mining requires a process called retorting. This involves heating organic shale to about 900 degrees F after which it decomposes into gas, a solid residue, and condensable oil. If this process takes place while the shale is still in the ground, it is known as “in situ” mining. This necessitates an explosive to create injectable spaces or voids, hydraulic pressure, and an injection of hot fluids. The downsides of this method are low efficiency rates of recovery, collapsing surfaces, and the potential for groundwater contamination.

Another method of processing oil shale is called, “ex situ” mining. During this method, oil shale is first extracted from the Earth by surface or through underground mining. Once above ground, the rock is crushed, and then retorted to release the shale oil. This method is able to recover up to 90% of the oil shale reserves. After the complex procedure of pulverizing the ore, the oil and organic materials are finally separated during the heating process.

When complete, the remaining solid material is 20 – 30% greater in bulk than initially. Most of the retorted shale can be disposed of in the original mine, but the remaining increased volume will need to be trucked to other disposal sites. As a result, both the environment and operating costs are negatively affected.

Cleaner, Purer, Cheaper, A New Frontier. However, using R.A.M.S. for that same mine, by separating the kerogen before the retorting process, the oil yield is much higher from the concentrated kerogen. Also, expansion of the mineral matter does not occur and it could be returned in whole to the site from where it was mined. The need for above ground disposal would be eliminated, reducing operating costs while benefitting the environment.

Generative pulsating resonances break down, or disintegrate, biomass materials near their natural fracture sites. Particles are reduced to submicronic or granular size, in under a second in many cases, via vortex-generated shearing forces and shock waves.

No physical contact is needed, and costs are significantly reduced compared to conventional processes. The technology will work on hundreds of materials. Each material has a unique frequency for the best results of disintegration. Currently most of those materials are destroyed by conventional pulverization methods.

CareOne. Effective March 23, 2023, the Company acquired Care One, LLC, a Utah limited liability company (CareOne), a financial services company that offers debt resolution solutions to individuals struggling with debt that operates as “CareOne Debt Relief.” CareOne’s website is located a www.careonecredit.com.

CareOne Debt Relief A free consultation is provided to evaluate each client’s financial situation and create a customized plan to help them reduce their debt and achieve financial stability. CareOne offers a range of resources and tools to help clients manage their finances and make informed decisions about their debt. CareOne does not charge its clients for its services; CareOne derives its revenues from third-parties with whom it works to assist their struggling clients.

Debt Consolidation, Debt Settlement, Debt Relief Planning Services

Our founder Bernie Dancel has been in debt, just like you. He actually filed for bankruptcy in his early 20s.

This experience made him want to help others get out of debt and drove him to found CareOne. He started by taking phone calls from people who were in debt and not sure what to do next. He would sit at his kitchen table at odd hours, and help people from all over look at their budgets and decide on the right next step.

CareOne is different because we’ve been there. We know what being in debt feels like, and we’re here to help you take this challenge head on. Our providers have helped over 5 million people, and we want to help you too.

7

Conclusion

Based upon the current business conducted by the Company, the Company hereby declares that, no later than March 23, 2023, it has ceased to be a “shell company” under Rule 405 and Rule 12b-2 and has not returned to “shell company” status at any time since such date.

CERTIFICATION

I, Richard Edelson, CEO of New Frontier Energy, Inc., hereby certifies the following:

1.	I have reviewed this Supplemental Information Disclosure Statement of New Frontier Energy, Inc.

2.	Based upon my knowledge, this Supplemental Information Disclosure Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the information covered by this Supplemental Information Disclosure Statement.

3.	Pursuant to the requirements of the Securities Exchange Act of 1934, New Frontier Energy, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2023.

/s/ Richard Edelson
Richard Edelson
Chief Executive Officer
New Frontier Energy, Inc.

Item 8.01. Other Events.

Due to the Company’s having been locked out from the OTC Markets disclosure filing portal, the Company has been unable to file necessary disclosure documents with OTC Markets, including, without limitation, its annual report for the year ended February 28, 2023. As the Company’s only available method of providing disclosure to its shareholders and other market participants, the Company’s Annual Report for the Years Ended February 28, 2023 and 2022, is filed as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	The Company’s Annual Report for the Years Ended February 28, 2023 and 2022, on the form prescribed by OTC Markets Group, including the unaudited financial statements for the years then ended.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2023.

NEW FRONTIER ENERGY, INC.

By:	/s/ Richard Edelson
Richard Edelson CEO

9